UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: January 31

Date of reporting period: February 1, 2003 – January 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

P I M C O

PIMCO STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

ANNUAL
REPORT
January 31, 2004

Chairman’s Letter

For the 12-month period ended January 31, 2004, the PIMCO Strategic Global Government Fund, Inc. returned 12.38% based on its NYSE market price and 9.07% based on its net asset value. In comparison, the Lehman Brothers Intermediate Aggregate Bond Index, the Fund’s benchmark, returned 4.39% for the same period. The Fund’s longer-term performance continued to be strong as measured by the Fund’s market price and net asset value, as the Fund posted annualized returns of 15.13% and 9.38%, respectively, for the five-year period ended January 31, 2004. In addition, the Fund outperformed the Lehman Index’s annualized return of 6.66% for the five-year period.

Although Treasury yields rose only 0.20% to 0.50% during 2003, bond markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market’s view of future Federal Reserve policy. The Fed cut the federal funds rate to 1% in June and the 10-year Treasury yield plunged to near 3%, which was a 45-year low. Rates then reversed course dramatically, increasing more than 1.3% during June and July, and ending July 0.89% higher than June.

This reversal was prompted by technical factors in the Treasury market, and also by investors’ growing confidence that growth would accelerate. Economic performance in the second half of 2003 met investors’ expectations. Business investment revived, while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption. This led to an 8.2% annualized growth in the third quarter, which was the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25%, up 0.43% for the whole year. Commodity prices surged in 2003 as growth revived and the U.S. dollar declined against most major currencies. Most bonds posted positive returns in the latter part of 2003, which capped a year in which fixed income assets gained ground despite volatile interest rates. Emerging markets posted another solid year for 2003 but sold off at the end of January 2004.

U.S. Treasuries returned 0.85% for January 2004, but these gains would have been greater had it not been for a late month sell-off following the Federal Open Market Committee meeting on January 28th. The FOMC surprised investors by altering its previous stance on the federal funds rate, electing instead to say that the Fed “can be patient in removing its policy accommodation.” This new approach by the Fed led investors to wonder when rates might increase and initiated a Treasury sell-off that still appeared more reactive than based on fundamentals, as data indicated that modest gross domestic product growth had continued without inflationary pressures.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance, including PIMCO’s discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.

Sincerely,

Brent R. Harris Chairman of the Board

February 29, 2004

1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	1

PIMCO Strategic Global Government Fund, Inc. Performance Summary

NYSE Symbol: RCS Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.	Primary Investments: Investment grade government securities of the United States and other countries.	Fund Inception Date: 2/24/1994 Total Net Assets: $407.1 million as of January 31, 2004 Portfolio Managers: Pasi Hamalainen Dan Ivascyn

INVESTMENT PERFORMANCE For the periods ended January 31, 2004

	1 Year	5 Years*	Since Inception 2/24/1994*
NYSE Market Value	12.38%	15.13%	9.47%
Net Asset Value	9.07%	9.38%	7.84%
Lehman Brothers Intermediate Aggregate Bond Index	4.39%	6.66%	N/A

*	Annualized (All Fund returns are net of fees and expenses.)

Portfolio Insights

•	The PIMCO Strategic Global Government Fund, Inc. seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises.

•	For the 12-month period ended January 31, 2004, the Fund returned 12.38% based on its NYSE market price and 9.07% based on its net asset value, compared to a 4.39% return for the benchmark Lehman Brothers Intermediate Aggregate Bond Index during the same period.

•	The Fund’s exposure to mortgage-backed securities was positive for returns; despite early period volatility, mortgages outperformed government bonds for the 12-month period.

•	An emphasis on lower coupon mortgages early in the period contributed to performance, as these issues performed well as interest rates moved lower and refinancings increased.

•	Exposure to higher coupon mortgages in late 2003 contributed to performance, as yields stabilized and demand from financial institutions increased.

•	An allocation to emerging market bonds was positive for returns, as these securities were supported by improving credit fundamentals, economic stability, and surging commodity prices.

•	Positions in Brazil and Ecuador contributed to returns, as progress on economic reform continued and prudent fiscal policy remained in place in these countries during the annual period.

2	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04

Cumulative Returns Through January 31, 2004

$10,000 invested at the inception date of the Fund

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2004, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the sale of Fund shares.

The credit quality of the securities in the Fund’s portfolio does not apply to the stability or safety of the Fund. For example, high credit quality does not eliminate other kinds of risk, such as interest rate risk. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the Fund.

1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	3

Financial Highlights

Selected Per Share Data for the Year Ended:	01/31/2004	01/31/2003	01/31/2002		01/31/2001	01/31/2000
Net Asset Value, Beginning of Period	$11.33	$11.20	$11.14		$10.56	$11.46
Net Investment Income	0.78	1.01	0.97		0.95	0.95
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.13	0.09		0.64	(0.83)
Total Increase from Investment Operations	0.99	1.14	1.06		1.59	0.12
Less Dividends from Net Investment Income	(0.91)	(1.01)	(1.00)		(1.01)	(1.02)
Net Asset Value, End of Period	$11.41	$11.33	$11.20		$11.14	$10.56
Per Share Market Value, End of Period	$12.41	$11.95	$10.90		$10.35	$9.13
Total Investment Return*
Per Share Market Value (a)	12.38%	19.96%	15.46%		26.13%	2.99%
Per Share Net Asset Value (b)	9.07%	11.38%	10.23%		17.37%	2.70%
Ratios To Average Net Assets
Operating Expenses (Excluding Interest Expense)	1.04%	1.15%	1.15	%(c)(d)	1.19%	1.16%
Total Operating Expenses	1.05%	1.15%	1.15	%(c)(d)	1.19%	1.73%
Net Investment Income	6.82%	9.02%	8.74	%(e)	8.95%	8.50%
Supplemental Data
Net Assets, End of Period (Amounts in Thousands)	$407,099	$395,313	$382,831		$339,872	$322,211
Portfolio Turnover Rate	446%	517%	211%		81%	74%

*	Past performance is no guarantee of future results.
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of sales loads.
(b)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date, reinvested capital gains distributions on ex-date, if any, and changes in net asset value per share during the period.
(c)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(d)	Ratio includes merger related expenses of 0.04%.
(e)	Ratio of net investment income to average net assets excluding merger related expenses is 8.78%.

4	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04 | See accompanying notes

Statement of Assets and Liabilities

Amounts in thousands, except per share amounts

January 31, 2004
Assets:
Investments, at value	$828,766
Cash	725
Foreign currency, at value	3,051
Receivable for investments sold	79,471
Unrealized appreciation on forward foreign currency contracts	372
Interest and dividends receivable	4,963
Paydown receivable	1
Unrealized appreciation on swap agreements	179

917,528

Liabilities:
Payable for investments purchased	$448,634
Unrealized depreciation on forward foreign currency contracts	2
Payable for short sale	52,593
Written options outstanding	993
Dividends payable	2,640
Accrued investment advisory fee	295
Accrued administration fee	17
Accrued printing expense	28
Accrued custodian expense	54
Accrued audit fee	17
Variation margin payable	882
Swap premiums received	2,718
Unrealized depreciation on swap agreements	949
Other liabilities	607

510,429

Net Assets	$407,099

Net Assets Consist of:
Capital stock – authorized 500 million shares, $.0001 par value; outstanding 35,678,528 shares	$5
Paid in capital	420,768
(Overdistributed) net investment income	(2,110)
Accumulated undistributed net realized (loss)	(36,842)
Net unrealized appreciation	25,278

$407,099

Net Asset Value per Share Outstanding	$11.41

Cost of Investments Owned	$803,488

Cost of Foreign Currency Held	$3,117

See accompanying notes | 1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	5

Statement of Operations

Amounts in thousands

Year Ended January 31, 2004
Investment Income:
Interest	$31,681
Miscellaneous income	(72)

Total Income	31,609

Expenses:
Investment advisory fees	3,403
Administration fees	200
Transfer agent fees	32
Directors’ fees	92
Printing expense	83
Legal fees	91
Audit fees	23
Custodian fees	167
Interest expense	34
Miscellaneous expense	93

Total Expenses	4,218

Net Investment Income	27,391

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,856
Net realized (loss) on futures contracts, options, and swaps	(448)
Net realized (loss) on foreign currency transactions	(2,247)
Net change in unrealized appreciation on investments	7,515
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(782)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	529
Net Gain	7,423

Net Increase in Assets Resulting from Operations	$34,814

6	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04 | See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended January 31, 2004	Year Ended January 31, 2003
Operations:
Net investment income	$27,391	$34,886
Net realized gain	161	7,088
Net change in unrealized appreciation (depreciation)	7,262	(34)

Net increase resulting from operations	34,814	41,940

Distributions to Shareholders:
From net investment income	(32,077)	(37,392)

Fund Share Transactions:
Issued as reinvestment of distributions (790,406 and 703,596 shares, respectively)	9,049	7,934

Total Increase in Net Assets	11,786	12,482

Net Assets:
Beginning of period	395,313	382,831

End of period *	$407,099	$395,313

* Including (overdistributed) net investment income of:	$(2,110)	$(187)

See accompanying notes | 1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	7

Schedule of Investments

January 31, 2004

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 0.6%
Industrials 0.6%
Petroliam Nasional Bhd.
7.625% due 10/15/2026	$2,300	$2,663

Total Corporate Bonds & Notes (Cost $2,091)		2,663

U.S. GOVERNMENT AGENCIES 3.1%
Federal Farm Credit Bank
4.125% due 02/25/2005	3,000	3,006
Small Business Administration
4.524% due 02/10/2013	9,983	9,808

Total U.S. Government Agencies (Cost $13,011)		12,814

U.S. TREASURY OBLIGATIONS 8.4%
U.S. Treasury Bond
8.000% due 11/15/2021	800	1,094
U.S. Treasury Note
4.875% due 02/15/2012	30,900	32,968

Total U.S. Treasury Obligations (Cost $33,600)		34,062

MORTGAGE-BACKED SECURITIES 165.8%
Collateralized Mortgage Obligations 22.8%
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,752
Fannie Mae
5.310% due 08/25/2033	8,200	8,290
7.000% due 09/25/2041	9,412	10,180
7.500% due 07/25/2042	19	20
7.500% due 08/25/2042	41	44
6.500% due 09/25/2042	19,047	20,340
Federal Housing Administration
7.430% due 06/01/2024	3,964	3,994
Freddie Mac
7.000% due 06/01/2010	4	4
6.500% due 04/15/2018	300	321
7.500% due 08/25/2042	41,112	44,712
Small Business Administration
7.540% due 08/10/2009	2,088	2,293
7.449% due 08/01/2010	830	909

		92,859

Fannie Mae 104.5%
5.000% due 03/18/2019-08/12/2034 (a)(j)	153,500	156,892
5.076% due 12/01/2032 (b)	15,802	16,109
5.500% due 10/19/2019-12/13/2034 (a)(b)(j)	125,400	128,233
6.500% due 12/01/2023-07/01/2032 (a)	64,844	68,079
7.000% due 08/01/2004-01/14/2034 (a)(j)	$48,434	$51,404
7.500% due 07/01/2026-01/01/2033 (a)	4,428	4,742

		425,459

Freddie Mac 23.1%
5.500% due 03/15/2034 (j)	60,000	61,050
6.000% due 04/01/2017-04/01/2033 (a)	6,661	7,005
6.500% due 08/01/2021-03/01/2033 (a)	5,823	6,120
7.000% due 06/01/2006-04/01/2032 (a)	9,244	9,813
7.500% due 06/01/2025-11/01/2030 (a)	7,003	7,541
8.000% due 07/01/2024-08/01/2024 (a)	303	330
8.500% due 10/01/2030	1,892	2,033

		93,892

Government National
Mortgage Association 15.4%
5.500% due 03/23/2034 (j)	45,000	45,956
6.500% due 06/15/2031	8,368	8,839
7.000% due 02/15/2024-05/15/2028 (a)	1,013	1,085
7.500% due 02/15/2006-02/15/2028 (a)	5,433	5,847
8.000% due 06/15/2016-11/15/2022 (a)	525	579
8.500% due 10/15/2016-02/15/2031 (a)	163	177

		62,483

Total Mortgage-Backed Securities (Cost $671,450)		674,693

SOVEREIGN ISSUES 17.4%
Banque Centrale De Tunisie
7.375% due 04/25/2012	2,000	2,275
Republic of Brazil
11.500% due 03/12/2008	2,500	2,887
10.125% due 05/15/2027	3,038	3,175
12.250% due 03/06/2030	9,580	11,688
11.000% due 08/17/2040	2,750	3,011
Republic of Chile
7.125% due 01/11/2012	2,000	2,293
Republic of Ecuador
12.000% due 11/15/2012	8,000	7,986
7.000% due 08/15/2030	212	181
Republic of Panama
8.250% due 04/22/2008	2,000	2,265
9.375% due 07/23/2012	3,325	3,824
2.250% due 07/17/2016 (b)	17	16

8	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04 | See accompanying notes

	Principal Amount (000s)		Value (000s)
Republic of Peru
9.125% due 02/21/2012		$10,000	$11,050
Russian Federation
11.000% due 07/24/2018		2,680	3,673
12.750% due 06/24/2028		3,227	5,203
5.000% due 03/31/2030		4,437	4,357
United Mexican States
8.625% due 03/12/2008		395	463
9.875% due 02/01/2010		2,715	3,429
9.875% due 02/01/2010		2,465	3,116

Total Sovereign Issues (Cost $52,958)			70,892

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 4.9%
Republic of Germany
4.250% due 03/12/2004	EC	9,000	11,203
United Mexican States
7.375% due 07/06/2006		6,440	8,730

Total Foreign Currency-Denominated Issues (Cost $16,653)			19,933

PURCHASED PUT OPTIONS 0.0%
Fannie Mae (OTC)
5.000% due 04/20/2019
Strike @ 84.781
Exp. 04/13/2004		$140,000	0

Total Purchased Put Options (Cost $16)			0

SHORT-TERM INSTRUMENTS 3.4%
Repurchase Agreement 0.7%
State Street Bank
0.800% due 02/02/2004		2,931	2,931

(Dated 01/30/2004. Collateralized by Federal Home Loan Bank 4.000% due 05/21/2013 valued at $2,991. Repurchase proceeds are $2,931.)
U.S. Treasury Bills 2.7%
1.010% due 03/04/2004-05/13/2004 (a)(c)(d)		10,790	10,778

Total Short-Term Instruments (Cost $13,709)			13,709

Total Investments 203.6% (Cost $803,488)			$828,766
Written Options (e) (0.3%) (Premiums $2,536)			(993)
Other Assets and Liabilities (Net) (103.3%)			(420,674)

Net Assets 100.0%			$407,099

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(b) Variable rate security. The rate listed is as of January 31, 2004.

(c) Securities with an aggregate market value of $2,597 have been segregated with the custodian to cover margin requirements for the following open futures contracts at January 31, 2004:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund Purchased Put Options Strike @ 102.000 (03/2004) - Long	20	$0
Euro-Bund Purchased Put Options Strike @ 103.000 (03/2004) - Long	80	0
Euro-Bund 10-Year Note (03/2004) - Long	419	1,332
United Kingdom 90-Day LIBOR Purchased Put Options Strike @ 93.000 (06/2004) - Long	77	(1)
U.S. Treasury 30-Year Note (03/2004) - Short	565	(1,845)

		$(514)

(d) Security, or a portion thereof, has been pledged as collateral for swap and swaption contracts. The aggregate market value for all securities pledged as collateral was $5,245 as of January 31, 2004.

(e) Premiums received on written options:

Type	Notional Amount	Premium	Value
Put - OTC 10-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co. Strike @ 6.000%* Exp. 10/07/2004	$34,600	$1,100	$309
Call - OTC 10-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co. Strike @ 4.000%** Exp. 10/07/2004	34,600	868	255
Put - OTC 7-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co. Strike @ 6.000%* Exp. 10/07/2004	30,000	258	154
Call - OTC 7-Year Interest Rate Swap Counterparty: J.P. Morgan Chase & Co. Strike @ 3.800%** Exp. 10/07/2004	30,000	310	275

		$2,536	$993

*	The Fund will pay a floating rate based on 3-month LIBOR.
**	The Fund will receive a floating rate based on 3-month LIBOR.

See accompanying notes | 1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	9

Schedule of Investments (Cont.)

January 31, 2004

(f) Swap agreements outstanding at January 31, 2004:

Type	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 4.000%.
Counterparty: Goldman Sachs & Co.
Exp. 06/16/2006		$60,000	$179
Receive floating rate based on 6-month EC-LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: J.P. Morgan Chase & Co.
Exp. 06/16/2014	EC	39,800	(949)

			$(770)

(g) Short sales open at January 31, 2004 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note	4.250	08/15/2013	$52,000	$52,593	$51,994

(h) Forward foreign currency contracts outstanding at January 31, 2004:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EC	15,270	02/2004	$365	$0	$365
Sell		596	02/2004	0	(2)	(2)
Buy	JY	131,146	02/2004	7	0	7

				$372	$(2)	$370

(i) Principal amount denoted in indicated currency:

EC – Euro

JY – Japanese Yen

(j) Security, or a portion thereof, subject to financing transaction.

10	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04 | See accompanying notes

Notes to Financial Statements

January 31, 2004

1. General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 as amended, (the “Act”), as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is RCS. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2004, there were $320,651,695 in dollar roll commitments.

1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	11

Notes to Financial Statements (Cont.)

January 31, 2004

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders. The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

12	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral is contractually required to be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and total return swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreement. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in

1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	13

Notes to Financial Statements (Cont.)

January 31, 2004

exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

U.S. Government Agencies Or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) independent accountants’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expense; (viii) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement related expenses.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2004, were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$7,952,044	$7,623,718	$29,037	$3,730

Portfolio Turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during

14	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04

periods of volatile market movements. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve certain indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less are excluded from both (a) and (b). Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for the Fund are set forth in the “Financial Highlights” section of the Annual and Semi-Annual Reports.

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 01/31/2003	$2,284
Sales	1,080
Closing Buys	(79)
Expirations	(749)

Balance at 01/31/2004	$2,536

6. Federal Income Tax Matters

As of January 31, 2004, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
$1,291	$0	$(3,141)	$0	$(35,946)	$(1,010)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, foreign currency transactions, and amortization of swap premiums.
(2)	Capital loss carryovers expire in varying amounts through January 31, 2011. Amount excludes a capital loss carryover of $18,629,658 that expired in 2004 which has been reclassified to paid in capital.
(3)	Capital losses realized during the period November 1, 2003 through January 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report	15

Notes to Financial Statements (Cont.)

January 31, 2004

As of January 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$803,634	$27,147	$(2,015)	$25,132

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and differences in the timing of income recognition on certain bonds for federal income tax purposes.

As of fiscal year ended January 31, 2004, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$32,077	$0	$0

7. Changes in Fund Management and Administration

Effective February 8, 2002, Pacific Investment Management Company LLC (PIMCO), assumed management responsibilities for the Fund pursuant to an interim investment management agreement. Dresdner RCM Global Investors, LLC (“Dresdner RCM”), was the Fund’s prior investment manager. The Board, including a majority of Independent Directors, approved a new investment management agreement with PIMCO on March 19, 2002. Shareholder approved for the new investment management agreement at the 2002 Annual Meeting of Shareholders, which was held on June 21, 2002. In connection with approving the transition of Fund management to PIMCO, the Board also approved a change in the Fund’s corporate name to “PIMCO Strategic Global Government Fund, Inc.”, which became effective on March 19, 2002.

8. Subsequent Event

On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager and administrator, PIMCO Advisors Fund Management LLC (“PAFM”), and certain of their affiliates had failed to disclose that they improperly allowed certain client accounts to engage in “market timing” in certain open-end investment companies (“mutual funds”) advised by PIMCO and PAFM. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

In November 2003, the Securities and Exchange Commission (the “Commission”) settled an enforcement action against a broker-dealer unaffiliated with PIMCO, PAFM or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of such funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. Pursuant to that announcement, the Commission is investigating PIMCO, PAFM, and certain of their affiliates regarding directed brokerage and revenue sharing arrangements involving mutual funds advised by PIMCO and PAFM. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

Since February 2004, PIMCO, PAFM and certain of their affiliates have been named as defendants in multiple lawsuits filed in federal court. The lawsuits variously have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of certain mutual funds advised by PIMCO, PAFM and certain of their affiliates during specified periods or as derivative actions on behalf of such funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts and the return of fees paid under those contracts, and restitution.

16	PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04

Neither the market timing nor the revenue sharing investigations and the regulatory proceedings described above involve or relate to the Fund or trading in its shares, and the Fund has not been named as a defendant in the putative class action or derivative lawsuits referenced above.

If PIMCO or an affiliated person is unsuccessful in its defense of the New Jersey Attorney General’s complaint discussed above with the result that an injunction issues, PIMCO and its affiliates would be statutorily barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PIMCO would intend to seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended.

Although PIMCO does not believe that these developments are likely to have a material adverse effect on its ability to provide investment advisory services for the Fund, there can be no assurance that the ongoing adverse publicity and/or other developments resulting from the regulatory investigations and litigation referenced above or related developments will not result in a decrease in the current premium over per share net asset value at which shares of the Fund currently trade, or in other adverse consequences for the Fund.

PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04	17

Report of Independent Auditors

To the Directors and Shareholders of PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (hereafter referred to as the “Fund”) at January 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 25, 2004

18	1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report

Privacy Policy (Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PIMCO Advisors Fund Management LLC, Pacific Investment Management Company LLC, PEA Capital LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., PIMCO Advisors Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04	19

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, Equiserve (the “Plan Agent”) will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

20	1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Equiserve Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Equiserve Trust Co., N.A.

P.O. Box 43011

Providence, RI 02940-3011

Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04	21

2003 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 20, 2003. The result of votes taken among shareholders on the proposals presented at the meeting are listed below:

Proposal 1

To elect one Director to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
Brent R. Harris
For	33,281,610	98.6%
Withheld	475,686	1.4%
Total	33,757,296	100.0%

Carter W. Dunlap, Jr., Francis E. Lundy, James M. Whitaker and Gregory S. Young continued in office as Directors.

22	1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report

Management of the Fund (Unaudited)

This chart below indentifies the Directors and Officers of the Fund. Each “interested” Directors as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Director	Other Directorships Held by Director
Non-Interested Directors

Francis E. Lundy (66) Director	Since 02/1994	Chairman and President, Technical Instrument - San Francisco. Formerly Vice President, Zygo Corporation (technology manufacturing and sales).	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).

James M. Whitaker (61) Director, Vice Chairman of the Board	Since 02/1994	Attorney at Law, sole practitioner.	1	None

Gregory S. Young (46) Director	Since 03/2001	Principal, Teton Capital Management (private equity venture capital).	1	None

Carter W. Dunlap, Jr. (48) Director	Since 06/2002	Principal, Dunlap Equity Management (investment advisory).	1	None

Interested Director

Brent R. Harris* (44) Director, Chairman of the Board, President	Since 02/2002	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trustee; Chairman and Director, PIMCO Commercial Mortgage Securities Trust Inc.; Director and Vice President, StocksPLUS Management, Inc.; Director, PIMCO Luxembourg S.A.; and Board of a Governors and Executive Committee, Investment Company Institute.	78	None

*	Mr. Harris is an “interested person” of the Fund (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Term of Office is 3 years.

PIMCO Strategic Global Government Fund, Inc. Annual Report | 1.31.04	23

Management of the Fund (Unaudited) (Cont.)

Officers of the Fund

Name, Age and Position Held with Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar (40) Chief Legal Officer	Since 08/2003	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

R. Wesley Burns (44) Senior Vice President	Since 02/2002	Director, PIMCO. Formerly, Managing Director, PIMCO.

Mohamed EI-Erian (45) Senior Vice President	Since 02/2002	Managing Director, PIMCO. Formerly, Managing Director, Salomon Smith Barney/Citibank.

Pasi Hamalainen (36) Senior Vice President	Since 02/2002	Managing Director, PIMCO.

Daniel J. Ivascyn (34) Senior Vice President	Since 02/2002	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Jeffrey M. Sargent (41) Senior Vice President	Since 02/2002	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (33) Vice President	Since 02/2002	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen (44) Vice President	Since 02/2002	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (57) Secretary	Since 02/2002	Specialist, PIMCO.

John P. Hardaway (46) Treasurer	Since 02/2002	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (36) Assistant Treasurer	Since 02/2002	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers, LLP.

***	The Officers of the Fund are re-appointed annually by the Board of Directors.

24	1.31.04 | PIMCO Strategic Global Government Fund, Inc. Annual Report

OTHER INFORMATION

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, Rhode Island 02940

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Item 2.	Code of Ethics

The Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics is filed as an exhibit herewith.

Item 3.	Audit Committee Financial Expert

	(a)(1)	The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert,” as such term is defined in the instructions to this Item 3, serving on its audit oversight committee (the “Audit Committee”).

	(a)(2)	The audit committee financial expert is Gregory S. Young. Mr. Young is independent as defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

	Fiscal Year Ended	Audit Fees
	January 31, 2004	$23,250
	January 31, 2003	$18,265

	Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.

(b)	Audit-Related Fees

	Entity	January 31, 2004	January 31, 2003
	PIMCO Strategic Global Government Fund, Inc.[1]	$8,075	$5,850
	Pacific Investment Management Company LLC[2]	$133,062	$482,990

	(1) Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders. (2) Includes aggregate fees billed for review of PIMCO’s internal controls.

(c)	Tax Fees

	Entity	January 31, 2004	January 31, 2003
	PIMCO Strategic Global Government Fund, Inc.[1]	$2,020	$1,500
	Pacific Investment Management Company LLC[2]	$10,050	$109,675

	(1) Includes aggregate fees billed for review of the Fund’s tax return. (2) Includes aggregate fees billed for tax compliance advice and other tax consulting.

(d)	All Other Fees

	Entity	January 31, 2004	January 31, 2003
	PIMCO Strategic Global Government Fund, Inc.	$ 0	$ 0
	Pacific Investment Management Company LLC	$ 0	$ 0

(e)	Pre-approval Policies and Procedures

	(1) The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided to the Fund by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide permitted non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). At each quarterly meeting of the Audit Committee, the Audit Committee considers and pre-approves a list of permitted non-audit services that may be provided by the Auditor to the Fund or its Service Affiliates prior to the Audit Committee’s next meeting.

	There is an exception to the foregoing pre-approval requirement for non-audit services, which would apply only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

	(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	January 31, 2004	January 31, 2003

	PIMCO Strategic Global Government Fund, Inc.	$10,095	$7,350
	Pacific Investment Management Company LLC	$143,112	$592,665

	Totals	$153,207	$600,015

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund which were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are:

Carter W. Dunlap, Jr.

Francis E. Lundy

Gregory S. Young

James M. Whitaker

Item 6.	(Reserved)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment advisor, has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A copy of the Proxy Policy is attached as an exhibit herewith.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable—required for reporting periods ending on or after June 15, 2004.

Item 9.	Submission of Matters to a Vote of Security Holders

The Board of Directors has adopted the following procedures by which shareholders may recommend nominees to the Fund’s Board of Directors for consideration by the Nominating Committee:

Procedures and Eligibility Requirements for

Shareholder Submission of Nominee Candidates

A.	Nominee Requirements

Director nominees recommended by shareholders for consideration by the Fund’s Nominating Committee must fulfill the following requirements:

1.	The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.	The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

6.	The nominee must not be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

B.	Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2.	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

C.	Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund, as set forth in Article II, Section 15 of the Fund Amended Bylaws.

D.	Making a Submission

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Amended Bylaws (Article II, Section 15) as indicated in part C, above, and include:

(i) a statement in writing setting forth:

(A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”);

(B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;

(C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund);

(D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(iii) the recommending shareholder’s name as it appears on the Fund’s books;

(iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used herein.

Item 10.	Controls and Procedures

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Fund in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 11.	Exhibits

(a) (1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(2)	Exhibit 99.CERT—Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.CERT—Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(3)	Exhibit 99—Proxy Voting Policies and Procedures.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	April 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President, Principal Executive Officer

Date:	April 5, 2004

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	April 5, 2004

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.:

CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY

ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL

OFFICERS

November 19, 2003

I.	Covered Officers/Purpose of the Code

This Code of Ethics (this “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 has been adopted by PIMCO Strategic Global Government Fund, Inc. (the “Fund”) and applies to the Fund’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom is identified in Exhibit B) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to conflicts of interest.

II.	Covered Officers Should Handle Ethically Any Actual or Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of the Covered Officer’s family, receives improper personal benefits as a result of the Covered Officer’s position with the Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions and procedures in the Investment Company Act of 1940 (including the regulations thereunder, the “1940 Act”) and the Investment Advisers Act of 1940 (including the regulations thereunder, the “Investment Advisers Act”). Indeed, conflicts of interest are endemic for certain registered management investment companies and those conflicts are both substantially and procedurally dealt with under the 1940 Act. For example, Covered Officers may not engage in certain transactions with the Fund because of their status as “affiliated persons” of the Fund. The compliance program of the Fund and the compliance programs of its investment adviser (including its sub-adviser, if any), principal underwriter, if any, and administrator (or sub-administrator, if any) (each a “Service Provider” and, collectively, the “Service Providers”) are reasonably designed to prevent, or identify and correct, violations of many of those provisions, although they are not designed to provide absolute assurance as to those matters. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code. See also Section V of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and its Service Providers of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether for the Fund or for a Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Service Providers and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Fund and its Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if performed in conformity with the provisions of the 1940 Act, the Investment Advisers Act, other applicable law and the Fund’s constitutional documents, such activities will be deemed to have been handled ethically. Frequently, the 1940 Act establishes, as a mechanism for dealing with conflicts, disclosure to and approval by the Directors of the Fund who are not “interested persons” of the Fund under the 1940 Act. In addition, it is recognized by the Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes and that such service, by itself, does not give rise to a conflict of interest.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not the subject of provisions of the 1940 Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should bear in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund, unless the personal interest has been disclosed to and approved by other officers of the Fund or the Fund’s Board or a committee of the Fund’s Board that has no such personal interest (the “Committee”).

*                                 *                                 *                                 *

Each Covered Officer must not:

•	use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

•	cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; or

•	retaliate against any other Covered Officer or any employee of the Fund or its Service Providers for reports of potential violations that are made in good faith.

There are some conflict of interest situations that should always be approved by the President of the Fund (or, with respect to activities of the President, by the Chairman of the Fund or, if the same person holds the titles of President and Chairman, by the Committee). These conflict of interest situations are listed below:

•	service on the board of directors or governing board of a publicly traded entity;

•	acceptance of any investment opportunity or of any material gift or gratuity from any person or entity that does business, or desires to do business, with the Fund. For these purposes, material gifts do not include (i) gifts from a single giver so long as their aggregate annual value does not exceed the equivalent of $100.00 or (ii) attending business meals, business related conferences, sporting events and other entertainment events at the expense of a giver, so long as the expense is reasonable and both the Covered Person and the giver are present. [1]

•	any ownership interest in, or any consulting or employment relationship with, any entities doing business with the Fund, other than a Service Provider or an affiliate of a Service Provider. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the outstanding securities of the relevant class.

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment with a Service Provider or its affiliate. This restriction shall not apply to or otherwise limit the ownership of publicly traded securities so long as the Covered Person’s ownership does not exceed more than 2% of the particular class of security outstanding.

[1]	The $100.00 threshold was taken from the ADAMA Code of Ethics.

III.	Disclosure and Compliance

•	No Covered Officer should knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s Board and auditors, and to governmental regulators and self-regulatory organizations;

•	each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Service Providers or with counsel to the Fund with the goal of promoting full, fair, accurate, timely and understandable disclosure in the registration statements, proxy statements or periodic reports that the Fund files with, or submits to, the SEC; and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Fund that he has received, read, and understands the Code;

•	provide full and fair responses to all questions asked in any Director and Officer Questionnaire provided by the Fund as well as with respect to any supplemental request for information; and

•	notify the President of the Fund promptly if he is convinced to a moral certainty that there has been a material violation of this Code (with respect to violations by the President, the Covered Officer shall report to the Chairman of the Fund or, if the same person holds the titles of President and Chairman, to the Committee).

The President of the Fund is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the President will be considered by the Chairman of the Fund or, if the same person holds the titles of President and Chairman, by the Committee.

The Fund will follow these procedures in investigating and enforcing this Code:

•	the President will take all appropriate action to investigate any potential material violations reported to him, which actions may include the use of internal or external counsel, accountants or other personnel;

•	if, after such investigation, the President believes that no material violation has occurred, the President is not required to take any further action;

•	any matter that the President believes is a material violation will be reported to the Committee;

•	if the Committee concurs that a material violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of a Service Provider or its board; or a recommendation to dismiss the Covered Officer;

•	the Committee will be authorized to grant waivers, as it deems appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund or its Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Fund’s and its Service Providers’ codes of ethics under Rule 17j-1 under the 1940 Act and the Service Providers’ more detailed compliance policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any material amendments to this Code, other than amendments to Exhibit A to apply this Code to additional registered investment companies, must be approved or ratified by a majority vote of the Board.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone except as permitted by the Board.

VIII.	Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Exhibit A

Registered Investment Companies Covered by this Code

PIMCO Strategic Global Government Fund, Inc. (RCS)

Exhibit B

Persons Covered by this Code of Ethics

Fund	Principal Executive Officer	Principal Financial Officer	Principal Accounting Officer
RCS	Brent R. Harris	John P. Hardaway	John P. Hardaway

Note that a listed officer is only a “Covered Officer” of the Fund(s) for which he or she serves as a Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

[1]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
[2]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[3]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
[4]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[5]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

[5]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

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